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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):      October 24, 1997

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-19480               58-1651222
(State or other                 Commission File Number       (IRS Employer
jurisdiction of incorporation)                           Identification Number)

                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                             ATLANTA, GEORGIA 30339
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:           (770) 444-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 4
                            Total Number of Pages: 15

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Item 5.           Other Events.

         On October 24, 1997, the Registrant entered into a waiver and extension agreement with respect to the Second Amended and Restated Credit Agreement, dated as of February 4, 1997, among the Registrant, the Lenders signatory thereto and SunTrust Bank, as agent for the Lenders, and a waiver and extension agreement with respect to the Participation Agreement, dated as of April 21, 1995, as amended, among the Registrant, the Lenders signatory thereto and SunTrust Bank, as agent for the Lenders. Copies of such waiver and extension agreements are filed as Exhibit 10.1 and 10.2, respectively, to this Form 8-K.

         In addition, the Registrant issued a press release on October 27, 1997, a copy of which is filed as Exhibit 99.1 to this Form 8-K.


Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  10.1 Waiver and Extension Letter Agreement, dated October 24, 1997, with respect to Second Amended and Restated Credit Agreement, dated as of February 4, 1997, among Medaphis Corporation, the lenders signatory thereto (the "Lenders") and SunTrust Bank, Atlanta, as agent for the Lenders

                  10.2 Waiver and Extension Letter Agreement, dated October 24, 1997, with respect to Participation Agreement, dated as of April 21, 1995, as amended, among Medaphis Corporation, SunTrust Bank, Atlanta, and Creditanstalt Corporate Finance, Inc. (the "Lenders") and SunTrust Bank, Atlanta, as agent for the Lenders

                  99.1    Press Release issued by the Registrant on October 27,
                          1997

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 27, 1997


                                        MEDAPHIS CORPORATION


                                        By: /s/ Jerome H. Baglien
                                        ----------------------------------
                                            Jerome H. Baglien
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Assistant Secretary



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                               INDEX TO EXHIBITS

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EXHIBIT NUMBER                                                                          PAGE NO.
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
         EX-10.1          Waiver and Extension Letter Agreement, dated October
                          24, 1997, with respect to Second Amended and Restated
                          Credit Agreement, dated as of February 4, 1997, among
                          Medaphis Corporation, the lenders signatory thereto
                          (the "Lenders") and SunTrust Bank, Atlanta, as agent
                          for the Lenders                                                 5

         EX-10.2          Waiver and Extension Letter Agreement, dated October
                          24, 1997, with respect to Participation Agreement,
                          dated as of April 21, 1995, as amended, among Medaphis
                          Corporation, SunTrust Bank, Atlanta, and Creditanstalt
                          Corporate Finance, Inc. (the "Lenders") and SunTrust
                          Bank, Atlanta, as agent for the Lenders                         9

         EX-99.1          Press Release issued by the Registrant on October 27,
                          1997                                                            13


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